                                                                    EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-16137, 333-16139, 333-31771 and 333-31773.

/s/ ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
March 10, 1999